                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into AFC Enterprises, Inc.'s previously filed Registration Statement on Form S-8 File No. 333-56444.

                                             /s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 22, 2001